COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2014
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

18.  COMMITMENTS AND CONTINGENCIES

a)   Capital commitments

As of December 31, 2014, the Company’s commitments to purchase property, plant and equipment and prepaid land use right associated with the the Company’s production of solar wafers, cells and modules and development and construction of project assets is approximately $139 million.

b)   Materials purchase commitments

In order to better manage the Company’s unit costs and to secure adequate and timely supply of polysilicon and wafer materials, the Company entered into a number of multi-year supply agreements with periods from 2008 through 2020 for quantities that are expected to meet the Company’s anticipated production needs. Pursuant to the original terms of these agreements, the Company was required to purchase fixed or minimum quantities of polysilicon and wafer at fixed prices. During 2012, the Company renegotiated and revised the pricing terms of the supply agreements with these suppliers. Under the terms of the revised supply agreements, the Company commits to purchase the minimum quantities at the prevailing market prices at the time of the purchase during 2015 to 2020 as follows:

Year ending December 31	Wafer (Piece in Million)	Polysilicon (Metric Ton)
2015	625	3,960
2016	625	2,650
2017	625	2,650
2018	625	2,650
2019	625	2,650
Thereafter	625	2,650
Total	3,750	17,210

In addition, in order to better manage the Company’s unit costs of production, the Company also entered into a long-term wafer slicing service agreement with Youze, a related party, for periods from 2014 through 2016. The Company commits to procure the minimum quantities of wafer which is processed by Youze, at the prevailing market prices at the time of the purchase from July 1, 2014 to 2016 as follows:

(Megawatts)
2015	500
2016	600
Thereafter	—
Total	1,100

The Company also renegotiated with a supplier during 2012 on the pricing terms of take-or-pay contracts for the remaining procurement periods from 2015 to 2018. Pursuant to the revised contract terms, the Company is obligated to purchase fixed quantities of polysilicon materials at a range of price subject to negotiation. To the extent that the Company fails to take delivery of the polysilicon materials based on the revised term for three consecutive months, the revised pricing terms are nullified, and the take-or-pay contracts will then be subject to the original fixed price terms. As of December 31, 2014, the amount of the fixed and determinable portion of the obligation with respect to these contracts based on the minimum price of the range is as follows:

Year ending December 31	$million
2015	41.0
2016	34.4
2017	32.8
2018	32.0
Thereafter	—
Total	140.2

The Company’s total purchase under the above take-or-pay contracts was $47.2 million and $63.6 million, respectively, in 2013 and 2014. At the time of these purchases, the price per unit approximated the prevailing market price of the polysilicon materials in both 2013 and 2014.

The Company has made advances to suppliers where the Company has committed to purchase minimum quantities under some of the supply agreements. The Company does not require collateral or other security against its advances to related or third party suppliers. As a result, the Company’s claims for such prepayments would rank only as an unsecured claim, which exposes the Company to the credit risks of the suppliers. Also, the Company may not be able to recover all unutilized advances to suppliers if the Company does not purchase the minimum quantities or is unable to negotiate or renegotiate acceptable quantities, prices and delivery terms with these suppliers.

c)   Operating lease commitments

The Company had operating lease agreements principally for its office properties in the PRC, Europe and the US. The Company’s lease expense was $4,935,635, $4,166,690 and $4,012,062 for the years ended December 31, 2012, 2013 and 2014, respectively.

Future minimum lease payments are as follows:

Year ending December 31	$
2015	2,900,899
2016	1,723,674
2017	1,089,066
2018	640,595
2019	438,590
Thereafter	5,883,924
Total	12,676,748

d)   Contingencies

In 2011, solar panel manufacturing companies in the United States filed antidumping and countervailing duty petitions with the U.S. government, which resulted in the institution of antidumping and countervailing duty investigations relating to imports into the United States of crystalline silicon photovoltaic (“CSPV”), cells, whether or not assembled into modules, from China. In December 2012, following completion of those investigations by the U.S. International Trade Commission (the “Commission”), and the U.S. Department of Commerce (the “Commerce”), antidumping and countervailing duty orders were imposed on imports into the United States covered by the investigation, including imports of the Company’s products originating from China. The orders require an effective net cash deposit rate of on all imports of these covered products, which currently is set at 23.75% and may increase or decrease in the future. The current rate will be in effect until the final determination in the first administrative review, which is expected around May 2015. The actual duty rates at which entries of covered merchandise will be finally assessed may differ from the deposit rates because they are subject to completion of ongoing administrative reviews of the antidumping and countervailing duty orders. The first administrative review process is still underway, and preliminary results were published on January 8, 2015 and final results are expected to be published in the second quarter of 2015.  According to the preliminary results, the anti-dumping rate proposed for approximately 20 Chinese exporters, including the Company, was 1.82%, significantly lower than the average net cash deposit rate initially projected.  The proposed countervailing duty rate for the Company was 15.68%. A second administrative review is also currently underway.  In February 2013, the Company, along with other parties, including the U.S. companies that petitioned for the investigations, filed appeals with the U.S. Court of International Trade, or the CIT, challenging various aspects of Commerce’s findings.

Also, on December 31, 2013, SolarWorld Industries America, Inc. (“SolarWorld”), a U.S. producer of solar cells and panels, filed a separate petition with the U.S. government resulting in the institution of new antidumping and countervailing duty investigations against imports from China. The petitions accuse Chinese producers of certain CSPV cells and modules of dumping their products in the United States and receiving countervailable subsidies from the Chinese government. This action excludes from its scope certain products, including any products that are covered by the antidumping and countervailing duty orders imposed in 2012. This trade action also accuses Taiwanese producers of certain CSPV cells and modules of dumping their products in the United States. These petitions seek to subject modules assembled in China using produce outside of China to antidumping and countervailing duties.  On December 17, 2014, the Commerce issued final rulings that imports of certain CSPV cells and modules were dumped in the United States from China and Taiwan and that imports of certain CSPV cells and modules from China received subsidies.  On these imports the Company received an anti-dumping duty rate of 26.71% and a countervailing duty rate of 49.79%, which will be in effect until the final determination of the first administrative review. On January 21, 2015, the Commission affirmed that imports of certain CSPV cells and modules from mainland China and Taiwan materially injure the domestic industry.  The actual duty rates at which entries of covered merchandise will be finally assessed may differ from the announced deposit rates, because they will be subject to completion of administrative reviews of these antidumping and countervailing duty orders.  The Company expects the first administrative reviews to be completed by the first half of 2017.

On September 6, 2012 and November 8, 2012, the European Commission announced the initiation of antidumping and anti-subsidy investigations, respectively, concerning imports into the European Union of CSPV modules and key components (i.e., cells and wafers) originating in China. On December 5, 2013, the Council of the European Union announced its final decision imposing antidumping and anti-subsidy duties on imports of CSPV cells and modules originating in or consigned from China. An average duty of 47.7%, consisting of both antidumping and anti-subsidy duties, are applicable for a period of two years beginning on December 6, 2013 to imports from Chinese solar panel exporters who, like the Company, cooperated with the European Commission’s investigations. However, on the same day, the European Commission accepted a price undertaking by Chinese export producers in connection with the antidumping and anti-subsidy proceedings. As a result, imports from Chinese solar panel exporters that are made pursuant to the price undertaking are exempt from the final antidumping and anti-subsidy duties imposed by the European Union. The Company has agreed to comply with the minimum price and other conditions set forth in the undertaking so that its exported products will be exempt from the antidumping and anti-subsidy duties imposed by the European Commission. The European Trade Commission monitors compliance on an ongoing basis, and there have been allegations of non-compliance to the price undertaking by certain Chinese export producers. If the price undertaking is withdrawn because the European Commission determined that these Chinese export producers are not complying with the price undertaking, the above-described duties would be applied on Trina Solar’s exports to the European markets.

On October 11, 2012, the trustee of Solyndra LLC, a manufacturer of solar panels based in California, filed a lawsuit against the Company, including its subsidiary Trina Solar (U.S.), Inc., and other Chinese manufacturers of photovoltaic solar panels in the U.S. District Court in California. The plaintiff has asserted antitrust and related state-law claims against the defendants in this lawsuit. The plaintiff’s complaint alleges that defendants have violated Section 1 of the Sherman Antitrust Act by conspiring among each other and with additional co-conspirators to fix prices of solar panels by dumping products in the United States and to destroy fair competition in the U.S. market. The plaintiff similarly alleges conspiracy to fix prices and predatory pricing under California’s Cartwright Act and Unfair Practices Act. In addition, the plaintiff has brought state-law claims of tortious interference with existing agreements and tortious interference with prospective economic advantage, alleging that the defendants interfered with Solyndra’s existing agreements with its customers by selling their products to Solyndra’s customers at below-cost prices. The defendants filed a motion to dismiss the complaint in its entirety on March 8, 2013. The motion to dismiss the Solyndra LLC trustee’s lawsuit was denied by the district court and discovery is proceeding in the case. The trustee’s amended complaint seeks a judgement against all defendants in an amount not less than $1.5 billion. At this stage, it is difficult to fully evaluate the claims and determine the likelihood of an unfavorable outcome or provide an estimate of the amount of any potential loss.

On October 4, 2013, the liquidating trustee for Energy Conversion Devices filed an antitrust and unfair trade practice lawsuit against Trina Solar and other China-based solar manufacturers in the U.S. District Court for the Eastern District of Michigan. The complaint is substantially similar to the complaint filed by Solyndra’s liquidating trustee against the same defendants a year earlier in the Northern District of California. The plaintiff’s complaint alleges that defendants have violated Section 1 of the Sherman Antitrust Act by conspiring among each other and with additional co-conspirators to fix prices of solar panels by dumping products in the United States and to destroy fair competition in the U.S. market. The plaintiff similarly alleges conspiracy to fix prices and predatory pricing under Michigan’s Antitrust Reform Act.  The defendants filed a motion to dismiss the complaint in its entirety on April 18, 2014.  The district court granted defendants’ motion to dismiss on October 31, 2014.  The plaintiff moved for reconsideration of the district court’s order, and the court has not yet issued a decision on the motion for reconsideration.  At this early stage, it is difficult to fully evaluate the claims and determine the likelihood of an unfavorable outcome or provide an estimate of the amount of any potential loss.